Exhibit 99.1
                           Conference Call Transcript

                                FINAL TRANSCRIPT
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SURW - Update on Treasury Investigation


CORPORATE PARTICIPANTS
Brian Strom
SureWest Communications - President & CEO

Tim Quast
SureWest Communications - IR

CONFERENCE CALL PARTICIPANTS
Steven DeLucia
Sidoti & Co. - Analyst

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PRESENTATION
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Operator


Good day, ladies and gentlemen, and welcome to your update on treasury investigation conference call. My name is Jean; I'll be your conference coordinator today. At this time all lines are in a listen-only mode. After our presentation we'll open the call to questions. (OPERATOR INSTRUCTIONS) I'd like to advise you, this call is being recorded for replay purposes. Now I'd like to turn the call over to your host, Brian Strom, President and CEO.


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Brian Strom - SureWest Communications - President & CEO


Thank you. This is Brian Strom, President and CEO of SureWest Communications. Welcome to this special webcast covering the recent events regarding our discovery of misappropriated funds and the arrest yesterday by the FBI in this case. With me today is our Counsel, Jed Solomon (ph), who's been participating in this matter. I'd now like to introduce Tim Quast, our Investor Relations Manager, who will read the Safe Harbor statement.


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Tim Quast - SureWest Communications - IR


Thanks, Brian. Let me begin with our customary Safe Harbor statement. Statements made on this conference call that are not historical facts are forward-looking statements and are made pursuant to the Safe Harbor provisions of the Securities Litigation Reform Act of 1995. In some cases these forward-looking statements may be identified by the use of words such as may, will, should, expect, plan, anticipate, or project, or the negative of those words or other comparable words. We undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise. Such forward-looking statements are subject to a number of risks, assumptions, and uncertainties that could cause the Company's actual results to differ from those projected in such forward-looking statements. With that, back to Brian.


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Brian Strom - SureWest Communications - President & CEO


Well, I need to emphasize at the outset that we will be offering as much information as we have at this time on this incident. But we need to respect the fact that there's a criminal investigation still underway. Much of the information we would normally offer today in this call has been offered to the FBI as well, and we do not want to say anything that might compromise their investigation. So we'll be limited to some degree in what we can say here today. For the same reasons, we will not be able to respond to many of your questions.

We'll be focusing our discussion today in three areas. First, a brief review of the events over the last few days, especially the arrest of the suspects in this case. Next, a chronology of what happened or what led to our discovery of the illegal fund transfers and the immediate steps we took to address the situation. Finally our plans to assess our controls and recover the missing funds.

Beginning with the events of yesterday, as you probably are aware from our news release and media reports, the FBI yesterday arrested three suspects in this case. One is Jeffrey Wells, a former employee in the Company's finance group. I might add that a local newspaper story today incorrectly characterized Jeffrey Wells as a senior financial officer. And I'd like to clarify that he was not an officer of SureWest.

Also arrested were Larry Wells, the father of Jeffrey Wells, and Henry M. Kaiser, a business associate of Larry Wells. It's our understanding that they were charged with wire fraud, money laundering, and conspiracy. The charges are in connection with our discovery in December that Company funds had been placed in various accounts in violation of company policy and that $2 million of the funds were unaccounted for.

There's some indication that that they were seeking to use the deposits as evidence of financial backing to attract additional venture capital financing for a company headed by the elder wells and his partner, Henry Kaiser. We do not know if the FBI plans other arrests or charges in the case. We are pleased that the FBI acted swiftly in this case, and we welcome the criminal probe so we can get a full picture of how this game was conducted.

Next, going back to the first indications of this scheme. On December 17th, Jeffrey Wells, a treasury analyst in our finance group, resigned abruptly. As is our normal policy in the event of such -- or of an unusual resignation, we began a preliminary review of his activities, which included managing various cash and investment funds. We noticed several unusual deposits and transactions and began a more thorough investigation. We advised the audit committee and the full board when it became apparent that some of the deposits violated company policy and seemed to be structured in a way to circumvent and compromise company controls.

As you may have noted in some of the news reports, federal agents say some of the funds were moved in and out of Company accounts at specific times to avoid drawing the attention of auditors during scheduled reviews. Right now Jeffrey Wells is the only suspect within the Company and we have no evidence to indicate that any other employees were knowingly involved in this scheme.

The audit committee and the board initiated a formal corporate investigation and engaged outside counsel and forensic auditors. That investigation is still underway and it is expected to be completed over the next 30 days. Our investigation showed that at times as much as $25 million was involved in the illegal transfers. However, all but $2 million has been returned to the Company accounts at the time of Jeffrey Wells' resignation. We advise investors that while we have received representation that the remaining $2 million would also be returned, we also stated at that time we were unsure of the strength of the representation.

We have now concluded that it is unlikely the $2 million will be returned soon or voluntarily by the perpetrators. Which brings us to our plans to recover those funds and assess our controls as a result of this incident. First, we're taking aggressive steps to recover the remaining $2 million, including civil litigation and insurance claims.

Our insurance (indiscernible) is dependent upon the outcome of investigations underway. The decision about how to treat the $2 million in our year-end financials is also dependent upon the outcome of the investigation, various regulatory scenarios, as well as discussion with our external auditors. Meanwhile we thought it prudent to suspend investment operations for now, pending the results of our internal investigation. We have also taken several steps to ensure the integrity of our cash management and investment funds.

Finally it's important to note that the remaining $2 million will not affect our financial plans. We are a healthy, growing Company and this event does not change our capital expansion programs, our daily operations, our financial commitments, or our declared dividend. In closing, I would like to add some personal comments that reflect the sentiments I have heard from our board and our employees.

Frankly we feel betrayed and outraged that one person can seek to undo so much fine work of our employees. We are determined to see justice done in this case as well as to take whatever actions our investigation leads us to take to ensure the interest of our shareholders are protected. Next, I'm ready for questions, but reiterating what I said earlier, given the ongoing nature of the criminal and corporate investigations, I will necessarily be extremely limited in my ability to respond to many questions you might have.

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QUESTION AND ANSWER

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Operator

(OPERATOR INSTRUCTIONS) Steven DeLucia of Sidoti & Co.
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Steven DeLucia - Sidoti & Co. - Analyst


I just wanted to try and get a little more clarity. If the transactions were in violation of the company policy, I guess why weren't they flagged or noticed earlier? And I guess -- what have you done since then to tighten up the controls? Thanks.

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Brian Strom - SureWest Communications - President & CEO


Steven, this is Brian. It's good to hear from you, not necessarily under these circumstances. Clearly what we have here is a case of concealment by an individual. He was determined to make the company a victim of this crime and concealment lasted him for a while. Was there a follow-up regarding improvement of controls?


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Steven DeLucia - Sidoti & Co. - Analyst


Yes.

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Brian Strom - SureWest Communications - President & CEO


We have been reviewing all of our controls. Certainly when it comes to the transactions in question, we've restricted transfers of funds such as this to three of the highest senior officers in the Company, whereas in this case that individual was able to circumvent that particular control.

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Steven DeLucia - Sidoti & Co. - Analyst


Okay. And when do you expect to be able to go back to normal investing activities?

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Brian Strom - SureWest Communications - President & CEO


I'm not able to say at this time, Steven. I don't think this will take a terribly long time.

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Steven DeLucia - Sidoti & Co. - Analyst


Okay. Thanks a lot.

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Operator

(OPERATOR INSTRUCTIONS) Sir, I'm showing no questions at this time. I'd like to turn it over to you for your closing remarks.

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Brian Strom - SureWest Communications - President & CEO


No, that's all for us at this time. Thank you very much for being with us today.

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Operator

Ladies and gentlemen, thank you for joining us on today's conference. You may now disconnect your conference lines.